UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
(Exact name of registrant as specified in charter)

803 W. Michigan Street
Milwaukee, WI 53233
(Address of principal executive offices) (Zip code)

Constance Dye Shannon
UMB Fund Services, Inc.
803 W. Michigan Street
Milwaukee, WI 53233
(Name and address of agent for service)

(414) 299-2295
Registrant's telephone number, including area code

Date of fiscal year end: August 31

Date of reporting period: August 31, 2013

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

GaveKal Knowledge Leaders Fund
Advisor Class (GAVAX)
Institutional Class (GAVIX)

Annual Report
August 31, 2013

GaveKal Knowledge Leaders Fund
a series of the Investment Managers Series Trust

Table of Contents

Shareholder Letter	1
Fund Performance	3
Schedule of Investments	4
Statement of Assets and Liabilities	7
Statement of Operations	8
Statements of Changes in Net Assets	9
Financial Highlights	10
Notes to Financial Statements	12
Report of Independent Registered Public Accounting Firm	19
Supplemental Information	20
Expense Example	22

This report and the financial statements contained herein are provided for the general information of the shareholders of the GaveKal Knowledge Leaders Fund.  This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

 www.gavekalfunds.com

Dear Shareholders:

Our strategy is to invest in the world’s most innovative companies. In an effort to generate attractive returns for our clients, we have designed a proprietary mathematical process by which we measure the impact of corporate knowledge investments. If you were watching economic news this summer, you noticed we are not the only ones considering how the world measures innovation. In July, the US Bureau of Economic Analysis began to track research and development in its measurement of the US economy, for the first time in history. This means that our national statistics oversight body believes – like we do -- that investment in innovation is so influential to our country’s growth that they will now capitalize R&D in the official economic measurement of our national accounts. This represents a widespread adoption of the intellectual foundation of our Knowledge Leaders Strategy.

Academic institutions have been measuring the unreported value of innovative activities for over a decade. What they have identified in this body of work is what we call an inefficiency in the market. Because company expenditures on innovation activities – or intangibles, as we call them -- historically are treated as expenses vs. long-term investments, current accounting methods lose track of them. Ultimately, this leads to misleading conclusions. The more intangible-rich a company is, the more its operating metrics will diverge from other companies, and this trend will compound over time. The market has a dearth of information on innovation activity within companies. In our work at GaveKal Capital, we identify companies that we believe are systematically undervalued due to large stores of intangible assets.  We call them Knowledge Leaders. This is the core of our investment strategy.

By our estimates, US companies spent $1.5 trillion dollars in knowledge investments in 2012  alone. None of these investments are represented in traditional accounting methods, making the picture of a company’s performance – we think -- incomplete. Our methodology seeks to fill in that shortcoming. We find our stock ideas in the gap between the reported numbers and our intangible-adjusted numbers.

An example of how we apply our analytics in an actionable way is our work in the pharmaceutical industry, which has been our largest allocation over the last year. After capitalizing for intangibles, the pharmaceutical industry stood out in our analytics as possessing a large innovation gap. We found that when properly measured, or adjusted for intangibles, the pharmaceutical industry is employing some $400 billion more in capital than the reported statistics suggest. There is a general concern that the pharmaceutical industry has reached a point of diminishing marginal returns, as sales slow, patent expirations hit and pipelines don’t seem to be bearing a lot of fruit. Our data suggests that this concern is misplaced and that the pharmaceutical industry is still generating strong positive returns on invested capital. Moreover given the structurally rising levels of free cash flow and the low level of payout ratios, high dividend yields are quite sustainable, and there is huge scope for dividend growth. We believe the market has fundamentally misdiagnosed the pharmaceutical industry, and there is tremendous value.

Last fiscal year in our sector allocation, we were heavily overweight the health care sector (27.08%), which also generated the second highest return over the last year at 25.05%. Health care had the largest positive impact on the portfolio, contributing 6.11% for the year. Our top performers in the sector were biotech and pharmaceutical companies, including Gilead Sciences, Inc., Celgene Corporation, and Bristol-Meyers Squibb Company. Other strong contributors were Henry Schein, Inc., Becton Dickinson & Co., Pfizer, Inc. and Johnson & Johnson.

Our next largest allocation was to the consumer cyclicals and consumer staples sectors, which contributed 25.34% and 11.64% to performance over the year respectively. The best performers were Viacom, Inc., Time Warner Inc. and Whitbread PLC. Our best performing consumer staples stocks were Kroger, Inc., Henkel AG & Co KGaA and L’Oreal SA.

As we mark the fund’s third anniversary milestone, we are pleased to report we continued to meet our goal of attractive risk-adjusted performance in the GaveKal Knowledge Leaders Fund. The fund returned 9.85% for the last 12 months ending 8/31/13 for the institutional share class.

At GaveKal Capital, we believe there is a hidden layer of the economy, an invisible root system feeding growth and wealth creation which is embedded inside Knowledge Leader companies around the world. We will continue to combine our proprietary mathematical tools, fact-based disciplines and a long-term investment outlook to uncover attractive opportunities. We thank you for your continued support.

Steven Vannelli, CFA
Portfolio Manager

The value of the securities held by the Fund will change due to general market and economic conditions and industry perceptions. Investments in non-U.S. issuers may involve unique risks. Currency fluctuation, adverse political, economic or social developments could undermine the value of the Fund's investments. The securities of mid-cap companies may be subject to more abrupt or erratic market movements and may have lower trading volumes.

GaveKal Knowledge Leaders Fund
FUND PERFORMANCE at August 31, 2013 (Unaudited)

This graph compares a hypothetical $500,000 investment in the Fund’s Institutional Class shares, made at its inception, with a similar investment in the MSCI World Index.  Results include the reinvestment of all dividends and capital gains.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.  The index does not reflect expenses, fees or sales charge, which would lower performance.  This index is unmanaged and it is not possible to invest in an index.

Average Annual Total Returns as of August 31, 2013
	1 Year	2 Year	Since Inception (09/30/10)
GaveKal Knowledge Leaders Fund – Institutional Class	9.85%	13.07%	9.67%
GaveKal Knowledge Leaders Fund – Advisor Class	9.64%	12.71%	9.32%
MSCI World Index	17.63%	12.78%	10.31%

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted and may be obtained by calling (888) 998-9890 or by visiting www.gavekalfunds.com.

Gross and net expense ratios for the Institutional Class shares are 1.74% and 1.25%, respectively, and for the Advisor Class shares are 1.99% and 1.50% respectively, which are the amounts stated in the current prospectus as of the date of this report. The Fund’s  Advisor has contractually agreed to waive its fees and/or absorb expense.  In the absence of such waivers, the Fund’s returns would have been lower.  The contractual fee waivers are in effect until December 31, 2013.

Returns reflect the reinvestment of distributions made by the Fund, if any. The deduction of taxes that a shareholder would pay on Fund distribution or the redemption of Fund shares is not reflected in the total returns. Shares redeemed within 90 days of purchase will be charged 2.00% redemption fee.

GaveKal Knowledge Leaders Fund
SCHEDULE OF INVESTMENTS
As of August 31, 2013

Number of Shares		Value

	COMMON STOCKS – 70.2%
	CONSUMER DISCRETIONARY – 8.5%
14,939	Adidas A.G.	$1,580,430
34,936	Hasbro, Inc.	1,592,383
278,618	Kingfisher PLC	1,662,598
50,753	Mattel, Inc.	2,055,497
24,010	NIKE, Inc. - Class B	1,508,308
24,000	Shimano, Inc.	1,985,704
25,808	Time Warner, Inc.	1,562,158
20,827	Viacom, Inc. - Class B	1,656,996
		13,604,074

	CONSUMER STAPLES – 16.1%
52,267	Colgate-Palmolive Co.	3,019,464
88,989	ConAgra Foods, Inc.	3,009,608
18,851	Henkel A.G. & Co. KGaA	1,533,222
32,201	Kimberly-Clark Corp.	3,010,149
22,300	Lawson, Inc.	1,674,749
39,831	PepsiCo, Inc.	3,175,726
39,687	Procter & Gamble Co.	3,091,220
33,026	Reckitt Benckiser Group PLC	2,244,371
58,080	Seven & I Holdings Co., Ltd.	1,988,414
42,166	Wal-Mart Stores, Inc.	3,077,275
		25,824,198

	HEALTH CARE – 37.3%
65,948	Abbott Laboratories	2,198,047
34,570	Actelion Ltd.	2,349,044
60,820	Astellas Pharma, Inc.	3,094,394
45,207	Baxter International, Inc.	3,144,599
25,188	Becton, Dickinson and Co.	2,452,807
93,078	Bristol-Myers Squibb Co.	3,880,422
21,286	C.R. Bard, Inc.	2,445,123
64,051	CareFusion Corp.*	2,296,228
152,400	Chugai Pharmaceutical Co., Ltd.	3,114,812
57,207	Eli Lilly & Co.	2,940,440
65,280	Getinge A.B. - B Shares	2,246,532
30,979	Henry Schein, Inc.*	3,130,428
32,420	Hisamitsu Pharmaceutical Co., Inc.	1,734,187
35,538	Johnson & Johnson	3,070,839
73,575	Medtronic, Inc.	3,807,506
112,376	Pfizer, Inc.	3,170,127
23,354	Sanofi	2,238,252
197,880	Smith & Nephew PLC	2,302,375
61,394	St. Jude Medical, Inc.	3,094,872

GaveKal Knowledge Leaders Fund
SCHEDULE OF INVESTMENTS - Continued
As of August 31, 2013

Number of Shares		Value

	COMMON STOCKS (Continued)
	HEALTH CARE (Continued)
46,209	Stryker Corp.	$3,090,920
49,950	Zimmer Holdings, Inc.	3,950,545
		59,752,499

	INDUSTRIALS – 1.5%
49,395	Cintas Corp.	2,359,105

	INFORMATION TECHNOLOGY – 6.8%
51,306	Adobe Systems, Inc.*	2,347,249
65,548	CA, Inc.	1,917,279
2,854	Google, Inc. - Class A*	2,417,053
72,187	Microsoft Corp.	2,411,046
47,761	Synopsys, Inc.*	1,731,814
		10,824,441

	TOTAL COMMON STOCKS (Cost $105,388,539)	112,364,317

Principal Amount

	SHORT-TERM INVESTMENTS – 31.0%
$49,686,377	UMB Money Market Fiduciary, 0.01%1	49,686,377
	TOTAL SHORT-TERM INVESTMENTS (Cost $49,686,377)	49,686,377

	TOTAL INVESTMENTS – 101.2% (Cost $155,074,916)	162,050,694
	Liabilities in Excess of Other Assets – (1.2)%	(1,919,841)

	TOTAL NET ASSETS – 100.0%	$160,130,853

PLC – Public Limited Company

*	Non-income producing security.
1	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

GaveKal Knowledge Leaders Fund
SUMMARY OF INVESTMENTS
As of August 31, 2013

Security Type/Country	Percent of Total Net Assets
Common Stocks
United States	51.6%
Japan	8.5%
United Kingdom	3.9%
Germany	1.9%
Switzerland	1.5%
Sweden	1.4%
France	1.4%
Total Common Stocks	70.2%
Short-Term Investments	31.0%
Total Investments	101.2%
Liabilities in Excess of Other Assets	(1.2)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

GaveKal Knowledge Leaders Fund
STATEMENT OF ASSETS AND LIABILITIES
As of August 31, 2013

Assets:
Investments, at value (cost $155,074,916)	$162,050,694
Receivables:
Fund shares sold	444,951
Dividends and interest	259,811
Prepaid expenses	38,517
Total assets	162,793,973

Liabilities:
Payables:
Investment securities purchased	2,413,955
Fund shares redeemed	30,490
Advisory fees	124,648
Administration fees	17,773
Auditing fees	16,044
Transfer agent fees and expenses	15,274
Fund accounting fees	12,816
Custody fees	7,343
Distribution fees - Advisor Class (Note 8)	5,864
Chief Compliance Officer fees	1,576
Shareholder Servicing fees (Note 7)	1,342
Trustees' fees and expenses	371
Accrued other expenses	15,624
Total liabilities	2,663,120

Net Assets	$160,130,853

Components of Net Assets:
Capital (par value of $0.01 per share with an unlimited number of shares authorized)	$145,462,688
Accumulated net investment loss	(78,517)
Accumulated net realized gain on investments and foreign currency transactions	7,771,219
Net unrealized appreciation (depreciation) on:
Investments	6,975,778
Foreign currency translations	(315)
Net Assets	$160,130,853

Advisor Class Shares:
Net assets applicable to shares outstanding	$28,318,171
Shares outstanding	2,193,506
Net asset value, offering and redemption price per share	$12.91

Institutional Class Shares:
Net assets applicable to shares outstanding	$131,812,682
Shares outstanding	10,139,808
Net asset value, offering and redemption price per share	$13.00

See accompanying Notes to Financial Statements.

GaveKal Knowledge Leaders Fund
STATEMENT OF OPERATIONS
For the Year Ended August 31, 2013

Investment Income:
Dividends (net of foreign withholding taxes of $61,191)	$1,819,386
Interest	3,730
Total investment income	1,823,116

Expenses:
Advisory fees	1,088,116
Administration fees	132,071
Transfer agent fees and expenses	89,100
Fund accounting fees	76,239
Distribution fees - Advisor Class (Note 8)	58,026
Registration fees	43,001
Shareholder reporting fees	25,999
Custody fees	21,801
Legal fees	16,833
Auditing fees	16,000
Miscellaneous	13,612
Chief Compliance Officer fees	10,842
Trustees' fees and expenses	5,639
Insurance fees	1,401
Shareholder Servicing fees (Note 7)	1,342

Total expenses	1,600,022
Advisory fees waived	(30,682)
Net expenses	1,569,340
Net investment income	253,776

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency:
Net realized gain (loss) on:
Investments	8,369,120
Foreign currency transactions	(95,764)
Net realized gain	8,273,356
Net change in unrealized appreciation/depreciation on:
Investments	1,138,752
Foreign currency translations	(722)
Net change in unrealized appreciation/depreciation	1,138,030
Net realized and unrealized gain on investments and foreign currency	9,411,386

Net Increase in Net Assets from Operations	$9,665,162

See accompanying Notes to Financial Statements.

GaveKal Knowledge Leaders Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended	For the Year Ended
	August 31, 2013	August 31, 2012
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$253,776	$178,029
Net realized gain (loss) on investments and foreign currency transactions	8,273,356	(374,760)
Net change in unrealized appreciation/depreciation on investments
and foreign currency translations	1,138,030	5,833,139
Net increase in net assets resulting from operations	9,665,162	5,636,408

Distributions to Shareholders:
From net investment income:
Advisor Class	(47,447)	-
Institutional Class	(318,746)	(11,061)
From net realized gain:
Advisor Class	(47,276)	-
Institutional Class	(179,555)	-
Total distributions	(593,024)	(11,061)

Capital Transactions:
Net proceeds from shares sold:
Advisor Class	16,666,987	16,125,356
Institutional Class	75,600,062	70,727,042
Reinvestment of distributions:
Advisor Class	93,907	-
Institutional Class	462,390	9,115
Cost of shares redeemed:
Advisor Class1	(9,417,405)	(1,669,457)
Institutional Class2	(25,343,986)	(5,262,463)
Net increase from capital transactions	58,061,955	79,929,593

Total increase in net assets	67,134,093	85,554,940

Net Assets:
Beginning of period	92,996,761	7,441,821
End of period	$160,130,854	$92,996,761

Accumulated net investment income (loss)	$(78,517)	$124,466

Capital Share Transactions:
Shares sold:
Advisor Class	1,306,950	1,425,018
Institutional Class	5,903,730	6,288,509
Shares reinvested:
Advisor Class	7,938	-
Institutional Class	38,889	851
Shares redeemed:
Advisor Class	(736,981)	(151,342)
Institutional Class	(2,008,626)	(469,382)
Net increase from capital share transactions	4,511,900	7,093,654

1	Net of redemption fee proceeds of $4,013 and $974, respectively.
2	Net of redemption fee proceeds of $14,053 and $34,760, respectively.

See accompanying Notes to Financial Statements.

GaveKal Knowledge Leaders Fund
FINANCIAL HIGHLIGHTS
Advisor Class

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended August 31, 2013		For the Year Ended August 31, 2012		For the Period September 30, 2010* through August 31, 2011
Net asset value, beginning of period	$11.83		$10.21		$10.00
Income from Investment Operations:
Net investment income (loss)1	-	2	0.02		(0.06)
Net realized and unrealized gain on investments	1.14		1.60		0.27
Total from investment operations	1.14		1.62		0.21

Less Distributions:
From net investment income	(0.03)		-		-
From net realized gain	(0.03)		-		-
Total distributions	(0.06)		-		-

Redemption fee proceeds	-	2	-	2	-	2

Net asset value, end of period	$12.91		$11.83		$10.21

Total return	9.64%		15.87%		2.10%	3

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$28,318		$19,115		$3,492

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.53%		1.84%		13.39%	4
After fees waived and expenses absorbed	1.50%		1.50%		1.50%	4
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	(0.02)%		(0.16)%		(12.50)%	4
After fees waived and expenses absorbed	0.01%		0.18%		(0.61)%	4
Portfolio turnover rate	89%		74%		42%	3

*	Commencement of operations.
1	Based on average shares outstanding for the period.
2	Amount represents less than $0.01 per share.
3	Not annualized.
4	Annualized.

See accompanying Notes to Financial Statements.

GaveKal Knowledge Leaders Fund
FINANCIAL HIGHLIGHTS
Institutional Class

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended August 31, 2013		For the Year Ended August 31, 2012	For the Period September 30, 2010* through August 31, 2011
Net asset value, beginning of period	$11.91		$10.24	$10.00
Income from Investment Operations:
Net investment income (loss)1	0.03		0.05	(0.02)
Net realized and unrealized gain on investments	1.14		1.62	0.26
Total from investment operations	1.17		1.67	0.24

Less Distributions:
From net investment income	(0.05)		(0.01)	-
From net realized gain	(0.03)		-	-
Total distributions	(0.08)		(0.01)	-

Redemption fee proceeds	-	2	0.01	-	2

Net asset value, end of period	$13.00		$11.91	$10.24

Total return	9.85%		16.38%	2.40%	3

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$131,813		$73,881	$3,950

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.28%		1.59%	13.14%	4
After fees waived and expenses absorbed	1.25%		1.25%	1.25%	4
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	0.23%		0.09%	(12.14)%	4
After fees waived and expenses absorbed	0.26%		0.43%	(0.25)%	4
Portfolio turnover rate	89%		74%	42%	3

*	Commencement of operations.
1	Based on average shares outstanding for the period.
2	Amount represents less than $0.01 per share.
3	Not annualized.
4	Annualized.

See accompanying Notes to Financial Statements.

GaveKal Knowledge Leaders Fund
NOTES TO FINANCIAL STATEMENTS
August 31, 2013

Note 1 – Organization
GaveKal Knowledge Leaders Fund (formerly known as GaveKal Platform Company Fund) (the ‘‘Fund’’) was organized as a diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Fund’s primary investment objective is to provide long-term capital growth.  The Fund commenced investment operations on September 30, 2010, with two classes of shares, Advisor Class and Institutional Class.

The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Trustees.  Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative shares outstanding.  Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

Note 2 – Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from these estimates.

(a) Valuation of Investments
The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day.  Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”).  Debt securities are valued at the mean between the last available bid and asked prices for such securities, or if such prices are not available, at prices for securities of comparable maturity, quality and type.  All other types of securities, including restricted securities and securities for which market quotations are not readily available, are valued at fair value as determined in accordance with procedures established in good faith by the Board of Trustees.  Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value.

A Fund’s assets are valued at their fair market value.  If a market quotation is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees.  The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting.  The Valuation Committee meets as needed.  The Valuation Committee is comprised of all the Trustees but action may be taken by any one of the Trustees.

Foreign securities traded in countries outside the U.S. are fair valued by utilizing the quotations of an independent pricing service. The pricing service uses statistical analyses and quantitative models to adjust local prices using factors such as subsequent movement and changes in the prices of indexes, securities and exchange rates in other markets in determining fair value as of the time the Fund calculates the NAVs.  The Board reviews the independent third party fair valuation analysis report quarterly.

(b) Investment Transactions, Investment Income and Expenses
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis.  Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.  Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.  Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees which are unique to each class of shares.  Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

GaveKal Knowledge Leaders Fund
NOTES TO FINANCIAL STATEMENTS - Continued
August 31, 2013

(c) Foreign Currency Translation
The Fund’s records are maintained in U.S. dollars.  The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period.  The currencies are translated into U.S. dollars by using the exchange rates quoted at the close of the London Stock Exchange prior to when the Fund’s NAV is next determined. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

The Fund does not isolate that portion of its net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices.  Such fluctuations are included with net realized and unrealized gain or loss from investments and foreign currency.

Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.  Net unrealized foreign currency translation gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

(d) Federal Income Taxes
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders.  Therefore, no provision is made for federal income or excise taxes.  Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the year ended August 31, 2013, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

GaveKal Knowledge Leaders Fund
NOTES TO FINANCIAL STATEMENTS - Continued
August 31, 2013

(e) Distributions to Shareholders
The Fund will make distributions of net investment income and capital gains, if any, at least annually.  Distributions to shareholders are recorded on the ex-dividend date.  The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.  Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

(f) Money Market Investments
The GaveKal Knowledge Leaders Fund invests a significant amount (31.0% as of August 31, 2013) in the UMB Money Market Fiduciary.  The UMB Money Market Fiduciary acts as a bank deposit for the Fund, providing an interest bearing account for short-term investment purposes.  This investment vehicle is not publically traded on open markets.

Note 3 – Investment Advisory and Other Agreements
The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with GaveKal Capital, LLC (the “Advisor”).  Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 0.90% of the Fund’s average daily net assets.  The Advisor has contractually agreed to waive its fee and, if necessary, to absorb other operating expenses in order to limit total annual operating expenses to 1.50% and 1.25% of the Fund's average daily net assets for Advisor Class and Institutional Class, respectively, until December 31, 2013 (it will automatically renew for an additional one year period).

For the year ended August 31, 2013, the Advisor waived its advisory fees totaling $30,682.  The Advisor may recover from the Fund fees and/or expenses previously waived and/or absorbed if the Fund’s expense ratio, including the recovered expenses, falls below the expense limit at which they were waived.  The Advisor is permitted to seek reimbursement from the Fund for a period of three fiscal years following the fiscal year in which such reimbursements occurred.  At August 31, 2013, the amount of these potentially recoverable expenses was $418,430.  The Advisor may recapture all or a portion of this amount no later than August 31, of the years stated below:

2014	$230,559
2015	157,189
2016	30,682

On January 1, 2013, IMST Distributors, LLC succeeded Grand Distribution Services, LLC as the Fund’s distributor; UMB Fund Services, Inc. (“UMBFS”), serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration Corporation (“MFAC”) serves as the Fund’s other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators.  For the year ended August 31, 2013, the Fund’s allocated fees incurred to Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

Cipperman & Co. provides Chief Compliance Officer (“CCO”) services to the Trust.  The Fund’s allocated fees incurred for CCO services for the year ended August 31, 2013, are reported on the Statement of Operations.

GaveKal Knowledge Leaders Fund
NOTES TO FINANCIAL STATEMENTS - Continued
August 31, 2013

Note 4 – Federal Income Taxes
At August 31, 2013, the cost of investments on a tax basis and gross unrealized appreciation and (depreciation) on investments for federal income tax purposes were as follows:

Cost of investments	$155,083,728

Gross unrealized appreciation	$9,445,742
Gross unrealized depreciation	(2,478,776)
Net unrealized appreciation on investments	$6,966,966

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended August 31, 2013, permanent differences in book and tax accounting have been reclassified to paid in capital, accumulated net investment income/loss and accumulated net realized gain/loss as follows:

Increase (Decrease)
Paid in Capital	Accumulated Net Investment Income/Loss	Accumulated Net Realized Gain/Loss
$ (1)	$ (90,565)	$ 90,566

As of August 31, 2013, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$4,133,125
Undistributed long-term capital gains	3,646,906
Tax accumulated earnings	7,780,031
Accumulated capital and other losses	(78,517)
Net unrealized appreciation on investments	6,966,966
Net unrealized depreciation on foreign currency translations	(315)
Total accumulated earnings	$14,668,165

The Fund has $78,517 in qualified late-year losses, which are deferred until fiscal year 2014 for tax purposes.  Net late-year ordinary losses incurred after December 31 and within the taxable year and net late-year specified losses incurred after October 31 and within the taxable year are deemed to arise on the first day of the Fund’s next taxable year.

GaveKal Knowledge Leaders Fund
NOTES TO FINANCIAL STATEMENTS - Continued
August 31, 2013

The tax character of distributions paid during the fiscal years ended August 31, 2013 and 2012 were as follows:

	2013	2012
Distributions paid from :
Ordinary income	$593,024	$11,061
Net long-term capital gains	-	-
Total distributions paid	$593,024	$11,061

Note 5 – Redemption Fee
The Fund may impose a redemption fee of 2.00% of the total redemption amount on all shares redeemed within 90 days of purchase. For the period ended August 31, 2013, the Fund received $14,466 in redemption fees.

Note 6 – Investment Transactions
For the year ended August 31, 2013, purchases and sales of investments, excluding short-term investments, were $102,714,009 and $74,682,927, respectively.

Note 7 – Shareholder Servicing Plan
The Trust, on behalf of the Fund, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.15% of average daily net assets of shares serviced by shareholder servicing agents who provide administrative and support services to their customers.  The Shareholder Servicing Plan was effective July 1, 2013.

For the period July 1, 2013 through August 31, 2013, shareholder servicing fees incurred are disclosed on the Statement of Operations.

Note 8 – Distribution Plan
The Trust, on behalf of the Fund, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act, which allows the Fund to pay distribution fees for the sale and distribution of its shares.  The Plan provides for the payment of distribution fees at the annual rate of up to 0.25% of average daily net assets, attributable to advisor class shares, payable to IMST Distributors, LLC effective January 1, 2013.  Prior to January 1, 2013, distribution fees were payable to the Advisor as the distribution coordinator.  The Institutional Class does not pay any distribution fees.

For the year ended August 31, 2013, distribution fees incurred with respect to Advisor Class shares are disclosed on the Statement of Operations.

Note 9 – Indemnifications
In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, the Fund expects the risk of loss to be remote.

Note 10 – Fair Value Measurements and Disclosure
Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements.  It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

GaveKal Knowledge Leaders Fund
NOTES TO FINANCIAL STATEMENTS - Continued
August 31, 2013

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments.  These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•
Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•
Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

In addition, the Fund has adopted Accounting Standards Update No. 2011-04 Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs which amends Fair Value Measurements and Disclosures to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards.  Enhanced disclosure is required to detail any transfers in to and out of Level 1 and Level 2 measurements and Level 2 and Level 3 measurements and the reasons for the transfers.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used, as of August 31, 2013, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2*	Level 3**	Total
Investments
Common Stocks
Consumer Discretionary	$8,375,342	$5,228,732	$-	$13,604,074
Consumer Staples	18,383,443	7,440,755	-	25,824,198
Health Care	42,672,903	17,079,596	-	59,752,499
Industrials	2,359,105	-	-	2,359,105
Information Technology	10,824,441	-	-	10,824,441
Short-Term Investments	49,686,377	-	-	49,686,377
Total Investments	$132,301,611	$29,749,083	$-	$162,050,694

GaveKal Knowledge Leaders Fund
NOTES TO FINANCIAL STATEMENTS - Continued
August 31, 2013

*
In accordance with procedures established by, and under the general supervision of, the Fund’s Board of Trustees, the values of certain equity securities listed or traded on foreign security exchanges may be adjusted due to changes in the value of U.S.-traded securities. In this circumstance, $29,749,083 of investment securities were classified as Level 2 instead of Level 1.

**	The Fund did not hold any Level 3 securities at period end.

Transfers are recognized at the end of the reporting period. There were no transfers at period end.

Note 11 – Derivatives and Hedging Disclosures
Derivatives and Hedging requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effects on the Fund’s financial position, performance and cash flows.

The Fund’s policies permit the Fund to enter into forward contracts principally to hedge either specific transactions or portfolio positions in an attempt to minimize currency value fluctuations.  Forward contracts involve an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days, agreed upon by the parties, from the date of the contract, at a price set at the time of the contract.  The forward contracts were bought or sold to protect the Fund, to some degree, from a possible loss resulting from an adverse change in the relationship between foreign currencies and the United States dollar (“US$”). Although such contracts may minimize the risk of loss due to a decline in value of the hedged currency, the contracts may limit any potential gain that may result from currency increases.

The risks to the Fund of entering into forward contracts include currency risks, such as fluctuations in the value of foreign currencies and the performance of foreign currencies relative to the US$; exchange control regulations; and costs incurred in connection with conversions between various currencies (fees may also be incurred when converting foreign investments to US$).  As a result, the relative strength of the US$ may be an important factor in the performance of the Fund.  For the year ended August 31, 2013, the Fund did not enter into forward contracts.

Note 12 – Recently Issued Accounting Pronouncements
In January 2013, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2013-01 Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. This update gives additional clarification to the FASB ASU No. 2011-11 Disclosures about Offsetting Assets and Liabilities.  The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods.  The guidance requires retrospective application for all comparative periods presented.  Management is currently evaluating the impact ASU 2013-01 will have on the financial statement disclosures.

Note 13 – Events Subsequent to the Fiscal Period End
The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet.  Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements.  There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders
Investment Managers Series Trust

We have audited the accompanying statement of assets and liabilities of the GaveKal Knowledge Leaders Fund  (the “Fund”), a series of Investment Managers Series Trust, including the schedule of investments, as of August 31, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period September 30, 2010 (commencement of operations) to August 31, 2011. These financial statements and financial highlights are the responsibility of the Fund’s management.   Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.   The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.   Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.   Accordingly, we express no such opinion.   An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.   Our procedures included confirmation of securities owned as of August 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of GaveKal Knowledge Leaders Fund as of August 31, 2013, and the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the two years in the period then ended and the period September 30, 2010 to August 31, 2011, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
October 23, 2013

GaveKal Knowledge Leaders Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Corporate Dividends Received Deduction

For the year ended August 31, 2013, 27.51% of the dividends paid from net investment income for the Fund, qualifies for the dividends received deduction available to corporate shareholders.

Qualified Dividend Income

For the year ended August 31, 2013, 40.78% of the dividends paid from net investment income for the Fund, is designated as qualified dividend income.

Trustees and Officer Information

Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling (888) 998-9890. The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Officec and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Independent Trustees:
Charles H. Miller a (born 1947) Trustee	Since November 2007	Retired (2013-present). Executive Vice President, Client Management and Development, Access Data, a Broadridge Company, a provider of technology and services to asset management firms (1997-2012).	68	None
Ashley Toomey Rabun a (born 1952) Trustee and Chairperson of the Board	Since November 2007	President and Founder, InvestorReach, Inc. a financial services consulting firm (1996-present).	68	None
William H. Young a (born 1950) Trustee	Since November 2007	Independent financial services consultant (1996-present); Interim CEO, Unified Fund Services (now Huntington), a mutual fund service provider (2003-2006); Senior Vice President, Oppenheimer Management Company (1983-1996). Board Member Emeritus-NICSA.	68	None
Interested Trustees:
John P. Zader a † (born 1961) Trustee and President	Since November 2007 as Trustee and December 2007 as President	CEO, UMB Fund Services, Inc., a mutual and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund, and affiliate of the custodian (2006-present); Consultant to Jefferson Wells International, a provider of professional services for multiple industries, including financial services organizations (2006); Senior Vice President and Chief Financial Officer, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (1988-2006).	68	Investment Managers Series Trust II, a registered investment company

GaveKal Knowledge Leaders Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Name, Address, Year of Birth and Position(s) held with Trust	Term of Officec and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Eric M. Banhazlb† (born 1957) Trustee and Vice President	Since January 2008 as Trustee and December 2007 as Vice President	President, Mutual Fund Administration Corp. (2006 – present).	68	Investment Managers Series Trust II, a registered investment company
Officers of the Trust
Rita Dam b (born 1966) Treasurer and Assistant Secretary	Since December 2007	Vice President, Mutual Fund Administration Corp. (2006 – present).	N/A	N/A
Joy Ausili b (born 1966) Secretary and Assistant Treasurer	Since December 2007	Vice President, Mutual Fund Administration Corp. (2006 – present).	N/A	N/A
Terrance P. Gallagher, CPA, JD a (born 1958) Vice President	Since December 2007
Executive Vice President, UMB Fund Services, Inc. (2007 – present); Director of Compliance, Unified Fund Services Inc. (2004 – 2007); Partner, The Academy of Financial Services Studies and Precision Marketing Partners (1998 - 2004); Senior Vice President, Chief Financial Officer and Treasurer of AAL Capital Management and The AAL Mutual Funds (1987 - 1998).
			N/A	N/A
Todd Cipperman b (born 1966) Chief Compliance Officer	Since December 2009	Founder and Principal, Cipperman & Company/Cipperman Compliance Services (2004 – present).	N/A	N/A

a	Address for certain Trustees and certain officers: 803 West Michigan Street, Milwaukee, WI 53233-2301.
b	Address for Mr. Banhazl, Ms. Ausili and Ms. Dam: 2220 E. Route 66, Suite 226, Glendora, CA 91740. Address for Mr. Cipperman: 500 Swedesford Road, Suite 104, Wayne, PA 19087.
c	Trustees and officers serve until their successors have been duly elected.
†
Mr. Zader is an “interested person” of the Trust by virtue of his position with UMB Fund Services, Inc., the transfer agent, fund accountant and co-administrator of the Fund, and the Fund’s custodian, UMB Bank, n.a.  Mr. Banhazl is deemed to be an “interested person” of the Trust by virtue of his position with Mutual Fund Administration Corp., the Fund’s co-administrator.

GaveKal Knowledge Leaders Fund
EXPENSE EXAMPLE
For the Six Months Ended August 31, 2013 (Unaudited)

Expense Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Advisor Class only); and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from 3/1/13 to 8/31/13.

Actual Expenses
The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the row titled “Hypothetical (5% annual return before expenses)” provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value	Ending Account Value	Expense Paid During Period*
		3/1/13	8/31/13	3/1/13 – 8/31/13
Advisor Class	Actual Performance	$ 1,000.00	$ 1,044.50	$ 7.73
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.43	7.63
Institutional Class	Actual Performance	1,000.00	1,045.90	6.45
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.70	6.36

*
Expenses are equal to the Fund’s annualized expense ratio of 1.50% and 1.25% for Advisor Class and Institutional Class, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

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GaveKal Knowledge Leaders Fund
a series of the Investment Managers Series Trust

Investment Advisor
GaveKal Capital, LLC
1099 18th Street, Suite 2780
Denver, Colorado 80202

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri 64106

 Fund Co-Administrator
Mutual Fund Administration Corporation
2220 E. Route 66, Suite 226
Glendora, California  91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
803 West Michigan Street
Milwaukee, Wisconsin 53233-2301

Distributor
IMST Distributors, LLC
Three Canal Plaza, Suite 100
Portland, Maine  04101
www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
GaveKal Knowledge Leaders Fund Advisor Class	GAVAX	461 418 667
GaveKal Knowledge Leaders Fund Institutional Class	GAVIX	461 418 659

Privacy Principles of the GaveKal Knowledge Leaders Fund for Shareholders
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund.  The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the GaveKal Knowledge Leaders Fund for their information.  It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (888) 998-9890 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (888) 998-9890 or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the SEC website at  http://www.sec.gov or by calling the Fund at (888) 998-9890. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC.  Information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090.

GaveKal Knowledge Leaders Fund
P.O. Box 2175
Milwaukee, WI 53201
Toll Free: (888) 998-9890

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-888-998-9890.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant does not have an audit committee financial expert serving on its audit committee.  The audit committee is composed of the Registrant’s three independent Trustees, each of whom possesses extensive industry experience, but none of whom has all of the technical attributes identified in Instruction 2(b) to Item 3 of Form N-CSR to qualify as an “audit committee financial expert.”  The Board of Trustees believes that the audit committee has sufficient knowledge and experience to meet its obligations as the audit committee of the Registrant.  In addition, the Board of Trustees notes that the audit committee has the authority to retain any experts necessary to carry out its duties.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 8/31/2013	FYE 8/31/2012
Audit Fees	$13,500	$12,500
Audit-Related Fees	N/A	N/A
Tax Fees	$2,500	$2,500
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 8/31/2013	FYE 8/31/2012
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 8/31/2013	FYE 8/31/2012
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a)   Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed February 5, 2009.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ John P. Zader
John P. Zader, President

Date	11/5/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ John P. Zader
John P. Zader, President

Date	11/5/2013

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer

Date	11/5/2013